UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2009

SOLITARIO EXPLORATION & ROYALTY CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant's telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

          On August 24, 2009, Solitario Exploration & Royalty Corp., a Colorado corporation ("Solitario"), entered into a definitive arrangement agreement (the "Arrangement Agreement") with Metallic Ventures Gold Inc., an Ontario corporation ("Metallic Ventures"), providing for the acquisition of all of the outstanding shares of Metallic Ventures pursuant to a statutory plan of arrangement under Canadian law (the "Arrangement").

          Under the terms of the Arrangement Agreement, which has been approved by the boards of directors of both companies, in exchange for each Metallic Ventures common share held, Metallic Ventures shareholders (other than dissenting shareholders) will receive (assuming no outstanding options to purchase MVG common shares are exercised) (i) a cash payment in the amount of US$0.298 and (ii) 0.326976 of a Solitario common share, with an aggregate maximum cash consideration of US$15.5 million and an aggregate maximum issuance of 17 million Solitario common shares.

          As an inducement for each party to enter into the Arrangement Agreement, contemporaneously with the execution of the Arrangement Agreement, certain directors and officers of Metallic Ventures, representing approximately 65% of Metallic Ventures outstanding shares, entered into the shareholder support agreements, in substantially the forms attached hereto as Exhibits 10.1 and 10.2 (the "Support Agreements"). Pursuant to the Support Agreements, each of the parties thereto agreed, among other things, to vote all of his Metallic Ventures shares : (a) in favor of the adoption of the Arrangement Agreement; and (b) generally against any action or agreement that is intended, or would reasonably be expected, to delay, prevent or adversely affect the Arrangement. The Support Agreements become terminable upon any termination of the Arrangement Agreement in accordance with their terms and certain other circumstances set forth therein.

          The Arrangement, which is expected to close in the fourth quarter of 2009, is subject to approval by shareholders of both companies and other customary conditions. The Arrangement Agreement also contains mutual representations and warranties of the parties covering customary matters. Each of the parties also makes various covenants in the Arrangement Agreement, including those requiring the parties to use reasonable efforts to consummate the transaction and prohibiting the parties from taking certain actions that would impede the consummation of the transaction.

          The Arrangement Agreement may be terminated by either Solitario or Metallic Ventures under certain circumstances set forth in the Arrangement Agreement, including, among other circumstances, the failure of the Plan of Arrangement to be consummated on or before December 31, 2009, the failure of Metallic Ventures to satisfactorily complete its due diligence by August 31, 2009, and the failure of Solitario to satisfactorily complete its due diligence by August 31, 2009. If the Arrangement Agreement is terminated (a) in certain circumstances following the receipt by Metallic Ventures of a superior proposal, or (b) as a result of Metallic Ventures board of directors changing its recommendation in favor of the Plan of Arrangement, the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement, Metallic Ventures will be obligated to pay a termination fee to Solitario in the amount of US$1.5 million.

          The foregoing description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, which is filed as Exhibit 2.1 hereto and incorporated into this report by reference.

Forward-Looking Statements

          This report contains forward-looking statements that involve risks and uncertainties. Solitario cautions readers that any forward-looking information is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about expectations and intentions and other statements that are not historical facts.

          Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are the failure to obtain the necessary approvals of Solitario and Metallic Ventures shareholders. Additional important factors that may affect future results are detailed in Solitario's filings with the Securities and Exchange Commission (the "SEC"), including Solitario's recent filings on Forms 10-K and 10-Q. Solitario disclaims any intent or obligation to update these forward-looking statements.

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Additional Information

          Shareholders are urged to read the joint proxy statement/management information circular regarding the proposed transaction when it becomes available, because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/management information circular, as well as other filings containing information about Solitario, without charge, at the Securities and Exchange Commission's internet site http://www.sec.gov. Copies of the joint proxy statement and other filings with the Securities and Exchange Commission can also be obtained, without charge, by directing a request to Solitario at 1-303-534-1030.

          The respective directors and executive officers of Solitario and Metallic Ventures and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Solitario's directors and executive officers is available in the 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission by Solitario on March 13, 2009, and information regarding Metallic Venture's directors and executive officers will be included in the joint proxy statement/management information circular. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

          No regulatory authority has approved or disapproved the content of this report. The Toronto Stock Exchange accepts responsibility for the adequacy or accuracy of this report.

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Item 3.02.	Unregistered Sales of Equity Securities.

          Subject to the terms and conditions of the Arrangement Agreement, including approval by shareholders of both companies and other customary conditions, upon consummation of the Arrangement Solitario will issue to the shareholders of Metallic Ventures up to 17,000,000 of its common shares pursuant to an exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended, for the issuance and exchange of securities approved after a public hearing upon the fairness of the terms and conditions of the exchange by a court authorized by law to grant such approval.

Item 9.01.	Financial Statements and Exhibits.

2.1	Arrangement Agreement, dated August 24, 2009, among Solitario Exploration & Royalty Corp. and Metallic Ventures Gold, Inc.*
10.1	Support agreement dated August 24, 2009 between Solitario Exploration & Royalty Corp. and Richard D. McNeely.
10.2	Support agreement dated August 24, 2009 between Solitario Exploration & Royalty Corp. and Jeffrey R. Ward.
*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Solitario undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 24, 2009

Solitario Exploration & Royalty Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer

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EXHIBITS
2.1	Arrangement Agreement, dated August 24, 2009, among Solitario Exploration & Royalty Corp. and Metallic Ventures Gold, Inc.*
10.1	Support agreement dated August 24, 2009 between Solitario Exploration & Royalty Corp. and Richard D. McNeely.
10.2	Support agreement dated August 24, 2009 between Solitario Exploration & Royalty Corp. and Jeffrey R. Ward.
*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Solitario undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.